Supplement to the currently effective Statements of Additional Information ("SAIs") for the below-listed funds.


DWS Capital Growth Fund
DWS Core Fixed Income Fund
DWS Dreman High Return Equity Fund
DWS Global Thematic Fund
DWS RREEF Real Estate Securities Fund



The following disclosure replaces similar disclosure in the section entitled "Purchase of Institutional Class and Class R Shares" or "Purchase of Class R Shares" under "Purchase and Redemption of Shares -- Purchases" in the funds' currently effective SAIs:

Purchase of Class R Shares. Information on how to buy Class R shares is set forth in the section entitled "How to Buy and Sell Class R Shares" in the Fund's Prospectus. There are no minimum investments for Class R shares. However, minimum investments may be established at any time in management's discretion. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee and 0.25% shareholder service fee).














              Please retain this supplement for future reference.





August 20, 2008